Report

Summit
Income
Funds
October 31, 1996
T. Rowe Price

REPORT HIGHLIGHTS

o After a dismal first half, bonds recovered somewhat over the last six months as the economy slowed and inflation fears subsided.
o The Summit Cash Reserves Fund outperformed its Lipper peer group for both the six and 12 months ended October 31, producing a return of 5.23% for the full year.
o    Despite a poor return in the first fiscal half, the Summit
     Limited-Term Bond Fund rebounded over the last six months to post a respectable gain of 5.48% for the full year, essentially matching its peers.
o The GNMA Fund gained a modest 5.47% for the full year, with virtually all of the return coming over the last six months following a disappointing first half. Mortgages again outperformed
Treasuries.
o As the current expansion nears its sixth anniversary, bonds should do well if growth remains moderate and inflation stays in check.

Fellow Shareholders

The bond market traveled nearly full circle in the last year.
After continuing its 1995 rally into the early weeks of this year, the market quickly hit a wall as economic growth and inflation fears surged, causing interest rates to rise sharply. Over the last six months, however, the market recovered somewhat as the economy slowed and inflation fears subsided, allowing interest rates to settle into a narrow range. Bond returns were solid in the last half year.

MARKET ENVIRONMENT

Although interest rates ended at roughly the same levels as a year ago, there was a lot of action in between. On October 31, the yield on five-year Treasury notes was less than one-half of a percentage point higher than a year ago. However, as the chart below attests, interest rates were on a roller coaster all year, rising sharply in early 1996 before leveling off somewhat over the last six months. Bond prices, which move in the opposite direction of rates, went along for the ride. However, since prices finished little changed over the year, bond returns came mostly from income.

Chart 1: A 3-line chart showing interest rate levels on current coupon GNMA, 5-year treasury, and 90-day treasury bill from 10/31/95 through 10/31/96

The bright start to your fund's fiscal year quickly turned bleak early in 1996 after balanced budget talks collapsed and economic growth rose to worrisome levels, leading to sharply rising interest rates and weak returns for most bond funds over the first half. When we last reported to you in April, most of the bond market assumed that the Federal Reserve would raise short-term interest rates to corral growth. However, the widely anticipated tightening never came to pass, as economic growth slowed in the third quarter and inflation remained largely under control. As shown in the chart, after rising to a 12-month high of 6.8% in August, the yield on five-year Treasury notes dropped back to 6.2% by the end of October.

The bond market seesawed with every shift in the economic and inflation outlooks. For instance, the five-year Treasury yield bounced between a low of 5.3% in January when the economy appeared tame to its August high of 6.8%. Similarly, the yield on the current coupon GNMA rose from a low of 6.8% in January to highs of 8% in April and August, before settling back to 7.5% at the end of October. Amid this volatility, the Fed held the key federal funds rate steady around 5.25%, where it has been since last February. The best-performing securities in this environment were corporate bonds, especially lower-quality (high-yield) issues which are more sensitive to the direction of the economy than to interest rates.

Summit Cash Reserves Fund

Money market rates were little changed from October 1995 to October 1996, ending around 5%. Your fund's yield also ended the period at about the same level - 5.15% (as shown in the table following this letter). However, while certainly not as volatile as longer rates, money market yields reversed direction several times due to the uncertainty over economic growth and Fed policy. (Money market yields generally track the federal funds rate on overnight loans among banks.) The 90-day Treasury yield fluctuated in a range of 20 basis points (one-fifth of one percentage point) since April.

Your fund outperformed the average Lipper money market fund over the last six months. The fund's 5.23% return for the 12 months ended October 31 outpaced its peer group by an even bigger margin, helped by a generally lower expense ratio.

Performance Comparison

Periods Ended 10/31/966 Months  12 Months
Cash Reserves Fund    2.55%        5.23%
Lipper Money Market
Funds Average         2.37         4.86

The apparent stability of your fund's weighted average maturity, rising by only two days between April and October, masks the wide range it covered. When the economy appeared weak and rates fell back, we purchased instruments with longer maturities to enhance yield and delay the rollover of assets into lower-yielding securities. Conversely, when growth appeared to pick up and yields rose, we bought shorter-maturity issues that could be quickly rolled over into higher-yielding securities. As a result, our average maturity ranged between a high of 63 days and a low of 42 days over the last six months. We ended the period at the higher, more aggressive end of that range, given our belief that the Fed will not raise short-term rates in the near future.

As usual, we made only minor changes in sector diversification. We increased exposure to negotiable certificates of deposit and bank notes from 21% to 33% of net assets (as shown in the table following this letter) due to an abundance of attractively priced issues in this sector. We slightly increased exposure to fixed rate obligations to 90%, with a corresponding decrease in floating rate instruments because strong demand from some buyers drove their yields lower.

Summit Limited-Term Bond Fund

The fund produced a good return over the last six months, slightly behind the Lipper average for similar funds. This return bolstered the fund's modest gain in the first half of the fiscal year when bonds were under pressure, helping lift the 12-month return to a respectable 5.48%, almost matching the Lipper peer group.

Performance Comparison

Periods Ended 10/31/966 Months  12 Months
Limited-Term Bond Fund3.93%        5.48%
Lipper Short Intermediate
Investment-Grade
Debt Funds Average    4.06         5.54

Over the last six months, we adjusted the fund's effective duration within a range of 2.6 to 2.8 years. We allowed duration to drift to the lower end of this range at the end of October as rising mortgage prepayments shortened the overall duration of our mortgage-backed securities. (Duration is a more accurate measure than maturity of a fund's price sensitivity to changes in interest rates. Shortening duration cushions the fund's share price in the event that rates rise.)

During the last year, the fund relied on sizable allocations to high-quality corporate issues (51% of net assets, including asset-backed securities and commercial paper) and mortgage-backed securities (32%) to enhance overall yield. This strategy proved beneficial because both these sectors outperformed Treasuries. Our mortgage holdings are concentrated in securities with relatively stable cash flows in changing rate environments, namely short-duration, 15-year pass-throughs, collateralized mortgage obligations (CMOs), and securities with balloon payments. Therefore, our mortgage securities tend to be less volatile than more traditional pass-through mortgage issues.

Chart 2: A pie chart showing quality diversification of Limited-Term Bond fund on 10/31/96.

As always, the fund remained well diversified in various industry sectors, as shown in the table following this letter. We maintained our utility exposure at a relatively high 7% because these securities were still attractively priced. On the other hand, we curtailed our media and communications position due to increased risk in that industry.

The other major feature of our strategy over the last six months was a slight improvement in overall credit quality, from AA- to AA. As shown in the chart, AAA obligations now represent 53% of net assets, up from 45% last April. We raised overall quality primarily by selling lower-quality corporates, including all of our high-yield securities, in favor of better-quality corporates and mortgage securities.

There were two reasons behind this strategy. First, the yield advantage of high-yield securities versus investment-grade bonds narrowed, making it harder to justify the additional credit risk of high-yield issues. Second, the risk of credit downgrades among investment-grade issuers increased somewhat with the growing use of cash and debt (as opposed to equity) to finance merger activity in recent weeks.

Summit GNMA Fund

In the seesaw market of the last six months, your fund produced a strong return, somewhat better than the average competitor fund as measured by Lipper. However, performance for the 12 months ended October 31 was modest, hampered by the fund's barely positive return in the first half when rising interest rates led to price declines that offset the higher income of GNMAs.

Performance Comparison

Periods Ended 10/31/966 Months  12 Months
GNMA Fund             5.00%        5.47%
Lipper GNMA Funds Average4.65      5.55

During the generally rising interest rate environment of the last year, prepayment activity remained low, allowing mortgage-backed securities to outperform Treasuries. (Prepayments can reduce the total return of some mortgage securities.) Prepayments come from two sources: old mortgages being paid off as homeowners move into new homes and assume new mortgages; and the refinancing of existing mortgages on the same residence.

Over the past few years, prepayments from new mortgages have been rather constant, but those from refinancings have fluctuated widely. In 1993, with interest rates at their lowest levels in twenty years, prepayment levels spiked up as homeowners rushed to refinance. The sharp increases in interest rates in early 1996 pushed prepayment levels back down to the lows reached in 1994. However, with the 30-year Treasury yield down to 6.6%, prepayment fears are resurfacing.

We made several moves to enhance the fund's price appreciation as interest rates fell over the last two months. As the 30-year Treasury bond yield fell from a high of 7.2%, we again purchased a long Treasury position, which now represents 4.9% of net assets. In addition, we maintained a more aggressive duration than that of our peers, ending at 5.1 years on October 31.

We made several moves to enhance the fund's price appreciation as interest rates fell . . .

As always, we searched for ways to improve the other component of total return - income. We recently purchased a high-yielding CMO backed by balloon mortgages. This security boasts a healthy 12% coupon, but has a final maturity of only three years, limiting its downside risk in the event of rising interest rates. Over the last few months, it has contributed both income and price appreciation to the fund's total return, and now represents 3% of assets.

The bulk of assets, 87%, remained in a diversified selection of GNMAs. Our strategy of holding lower-coupon issues in the forward market proved beneficial, since the added liquidity allowed us to change our coupon mix very efficiently in response to shifting economic signals. The fund continued to hold its core position in a wide range of GNMAs, from lower-coupon mortgages trading at a discount to par value to higher-coupon issues trading at a premium.

OUTLOOK

The economy has settled into a moderate growth pattern, all but eliminating concerns of a Fed tightening in the near term. Since growth in the fourth calendar quarter will be pivotal in determining the direction of monetary policy, the Fed has apparently adopted a wait-and-see approach.

The bond market rallied in the wake of the presidential election, seemingly heartened by the political balance between the Clinton White House and the Republican-controlled congress. Indeed, as the century draws to a close, hopes run high for meaningful progress toward a balanced budget, which apparently enjoys bipartisan support in Washington. Of course, it remains to be seen whether it will actually come to pass.

In coming months, as the current economic expansion approaches its sixth anniversary, bonds should do well as long as growth remains moderate and inflation stays in check.

Respectfully submitted,



Peter Van Dyke

President
Summit Income Funds

November 22, 1996

T. Rowe Price Summit Income Funds
__________________________________________________________________________

Portfolio Highlights

Key statistics
                                     4/30/96  10/31/96
Summit Cash Reserves Fund
_________________________________________________________________

Price Per Share                       $1.00     $1.00

Dividends Per Share
   For 6 months                         .026      .025
   For 12 months                        .054      .051

Dividend Yield (7-Day Compound)*       5.13%     5.15%

Weighted Average Maturity (days)       59        61

Weighted Average Quality **        First Tier First Tier

Summit Limited-Term Bond Fund
__________________________________________________________________________

Price Per Share                       $4.57     $4.60

Dividends Per Share
   For 6 months                        0.15      0.15
   For 12 months                       0.30      0.30

Dividend Yield *
   For 6 months                        6.54%     6.46%
   For 12 months                       6.70      6.60

Weighted Average Maturity (years)      3.8       3.5

Weighted Average Effective Duration (years)2.8   2.6

Weighted Average Quality ***          AA-        AA
(continued on next page)

T. Rowe Price Summit Income Funds
__________________________________________________________________________

Portfolio Highlights
__________________________________________________________________________

Key statistics
                                      4/30/96  10/31/96
Summit GNMA Fund
__________________________________________________________________________

Price Per Share                       $9.52     $9.65

Dividends Per Share
   For 6 months                        0.34      0.33
   For 12 months                       0.69      0.67

Dividend Yield *
   For 6 months                        7.03%     7.11%
   For 12 months                       7.28      7.19

Weighted Average Maturity (years)      9.8       8.9

Weighted Average Effective Duration (years)5.7   5.1

Weighted Average Quality ***         AAA       AAA

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

***Based on T. Rowe Price research.

Note: The Cash Reserves Fund seeks to maintain a stable share price of $1.00, but this is not guaranteed. An investment in the fund is neither insured nor guaranteed by the U.S. government.

T. Rowe Price Summit Income Funds
__________________________________________________________________________

Portfolio Highlights
__________________________________________________________________________

Sector Diversification
                                       Percent ofPercent of
                                       Net AssetsNet Assets
                                         4/30/96  10/31/96
Summit Cash Reserves Fund
__________________________________________________________________________

Commercial Paper                           50%       42%
Negotiable CDs/BNs Foreign and Domestic    21        33
Foreign and Canadian Government and Municipalities6  10
Other Short-Term Obligations               23        15
Total                                     100%      100%

Fixed Rate Obligations                     86        90
Floating Rate Instruments                  14        10

Summit Limited-Term Bond Fund
__________________________________________________________________________

Mortgage-Backed Securities                 27%       32%
U.S. Treasury Obligations                   6        14
Banking                                    10         8
Utilities                                   8         7
Industrial                                 10         6
Asset Backed                                5         6
Finance and Credit                          6         5
Government Agency Obligations               1         5
Investment Dealers                          2         4
Commercial Paper                            5         3
Transportation                              1         3
Retail                                      1         2
Media and Communications                    6         2
All Other                                  11         4
Other Assets Less Liabilities               1        - 1
__________________________________________________________________________
Total                                     100%      100%

Summit GNMA Fund
__________________________________________________________________________

GNMA                                       92%       87%
Government Agencies                         7        13
U.S. Treasury Obligations                   8         5
Commercial Paper                            -         3
Agency-Backed STRIPS                        1         1
Other Assets Less Liabilities              - 8       - 9
__________________________________________________________________________
Total                                     100%      100%

T. Rowe Price Summit Income Funds
__________________________________________________________________________

Performance Comparison
__________________________________________________________________________

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

SEC chart: a line chart showing the cumulative growth of $10,000 invested in the Summit Cash Reserves Fund over the past 10 years (or "from inception" for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.

SEC chart: a line chart showing the cumulative growth of $10,000 invested in the Summit Limited-Term Bond Fund over the past 10 years (or "from inception" for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.

SEC chart: a line chart showing the cumulative growth of $10,000 invested in the Summit GNMA Fund over the past 10 years (or "from inception" for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                          Since Inception
Periods Ended 10/31/96     1 Year 3 YearsInceptionDate
__________________________________________________________________________

Summit Cash Reserves Fund    5.23% 4.83%  4.82% 10/29/93
Summit Limited-Term Bond Fund5.48  3.99   3.98  10/29/93
Summit GNMA Fund             5.47  6.18   6.17  10/29/93

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Summit Cash Reserves Fund
__________________________________________________________________________

Financial Highlights
For a share outstanding throughout each period
__________________________________________________________________________

                            Year              10/29/93
                            Ended                to
                          10/31/96  10/31/95  10/31/94
NET ASSET VALUE
Beginning of period        $1.000    $1.000    $1.000
Investment activities
   Net investment income    0.051     0.055     0.035
Distributions
   Net investment income   (0.051)   (0.055)   (0.035)
NET ASSET VALUE
End of period              $1.000    $1.000    $1.000

Ratios/Supplemental Data

Total return                5.23%     5.68%     3.60%
Ratio of expenses to
average net assets          0.45%     0.45%     0.45%!
Ratio of net investment
income to average
net assets                  5.09%     5.55%     4.03%!
Net assets, end of period
(in thousands)          $741,561  $433,464  $186,523

!  Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit Limited-Term Bond Fund
__________________________________________________________________________

Financial Highlights
For a share outstanding throughouteach period
__________________________________________________________________________

                            Year            10/29/93
                           Ended                  to
                        10/31/96  10/31/95  10/31/94
NET ASSET VALUE
Beginning of period        $4.65    $4.64      $5.00

Investment activities
   Net investment income    0.30     0.32       0.33
   Net realized and
   unrealized gain (loss)  (0.05)    0.01      (0.36)
   Total from
   investment activities    0.25     0.33      (0.03)

Distributions
   Net investment income   (0.29)   (0.31)     (0.33)
   Tax return of capital   (0.01)   (0.01)      -

   Total distributions     (0.30)   (0.32)     (0.33)

NET ASSET VALUE
End of period              $4.60    $4.65      $4.64

Ratios/Supplemental Data

Total return                5.48%    7.36%     (0.71)%
Ratio of expenses to
average net assets          0.55%    0.55%      0.55%!
Ratio of net investment
income to average
net assets                  6.43%    6.85%      6.98%!
Portfolio turnover rate   116.1%    84.3%     296.0%!
Net assets, end of period
(in thousands)           $25,984  $27,004   $21,116

!  Annualized.
The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit GNMA Fund
__________________________________________________________________________
Financial Highlights
For a share outstanding throughout each period
__________________________________________________________________________

                            Year           10/29/93
                           Ended                 to
                        10/31/96 10/31/95  10/31/94
NET ASSET VALUE
Beginning of period        $9.81   $9.15    $10.00

Investment activities
   Net investment income    0.67    0.70      0.69
   Net realized and
   unrealized gain (loss)  (0.16)   0.66     (0.85)
   Total from
   investment activities    0.51    1.36     (0.16)

Distributions
   Net investment income   (0.62)  (0.67)    (0.69)
   Tax return of capital   (0.05)  (0.03)     -
   Total distributions     (0.67)  (0.70)    (0.69)

NET ASSET VALUE
End of period              $9.65   $9.81     $9.15

Ratios/Supplemental Data

Total return                5.47%  15.43%    (1.67)%
Ratio of expenses to
average net assets          0.60%   0.60%     0.60%!
Ratio of net investment
income to average
net assets                  6.99%   7.40%     7.31%!
Portfolio turnover rate   136.1%  173.8%     61.5%!
Net assets, end of period
(in thousands)           $24,718  $22,777   $17,184

!  Annualized.
The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit Cash Reserves Fund
__________________________________________________________________________

October 31, 1996

Statement of Net Assets                Par    Value
__________________________________________________________________________
                                       In thousands

BANK NOTES  6.2%

FCC National Bank, 5.70%, 10/28/97 $10,000  $10,000
Key Bank, VR, 5.299%, 11/21/96      10,000    9,994
PNC Bank N.A., VR, 5.334%, 11/4/96   5,000    4,997
Southtrust Bank of Georgia, VR, 5.315%,
 11/22/96                            8,000    7,997
Southtrust Bank of North Carolina, VR,
  5.383%, 11/13/96                   2,000    2,000
Wachovia Bank of North Carolina, 4.50%,
 1/27/97                            11,400   11,378
Total Bank Notes (Cost  $46,366)                   46,366

CERTIFICATES OF DEPOSIT  27.2%

Abbey National, (London), 5.82%, 1/13/9714,00014,006
ABN AMRO
   (London)
   5.59%, 12/9/96                   10,000   10,002
   5.68%, 12/31/96                  10,000   10,003
Australia & New Zealand Banking, 5.57%,
  2/6/97                             8,000    8,000
Bank of Montreal, 5.50%, 1/3/97      1,000    1,000
Bank of Nova Scotia, 5.52%, 12/16/96 2,000    2,000
Banque Nationale de Paris, (London),
  5.75%, 1/22/97                     8,000    8,004
Bayerische Hypotheken und Wechsel
   5.65%, 3/14/97                    5,000    5,000
   (London), 5.46%, 11/27/96        10,000   10,000
Chase Manhattan Bank, 5.77%, 3/11/9710,000   10,000
Commerzbank
   5.33%, 11/1/96                    5,000    5,000
   (London), 6.00%, 6/5/97           3,000    3,005
Credit Suisse, (London), 5.52%,
  2/13/97                           10,000    9,999
First National Bank of Boston,
   5.38%, 11/25/96                  10,000   10,000
First National Bank of Chicago,
  5.51%, 11/7/96                     3,500    3,500
First Tennessee Bank N.A., 5.32%,
 11/4/96                             5,000    5,000
Hessische Landesbank-Girozentrale
   6.05%, 6/13/97                    4,000    4,009
   (London), 5.44%, 12/27/96        25,000   25,001

MBNA America Bank N.A.
   5.43%, 12/2/96$                   5,000   $5,000
   5.75%, 2/3/97                    10,000   10,000
Mellon Bank, 5.75%, 1/28/97          8,000    8,004
Providian National Bank, 5.77%,
 3/20/97                             4,000    4,000
Societe Generale
   5.37%, 12/16/96                   9,000    9,000
   5.65%, 4/1/97                     2,000    2,000
   5.75%, 5/22/97                    5,000    5,001
Sudwest Deutsche Landesbank, (London),
  5.62%, 12/31/96                    2,000    2,000
Swiss Bank, (London), 5.53%, 2/10/97 6,000    6,000
Westdeutsche Landesbank, 5.28%,
  11/22/96                           2,000    2,000
Westpac Banking, 5.975%, 6/5/97      5,000    5,007
Total Certificates of Deposit (Cost  $201,541)201,541

COMMERCIAL PAPER  51.6%

ABB Treasury Center (USA), 4(2), 5.65%,
  11/1/96                            1,091    1,091
Abbey National North America, 5.32%,
  11/29/96                           9,000    8,963
American Express Credit, 5.26%,
  12/5/96                           12,000   11,940
ANZ (Delaware), 5.50%, 11/12/96     10,000    9,983
Asset Securitization Cooperative,
  4(2), 5.30%, 11/18/96             12,800   12,768
Bank of America, 5.40%, 2/5/97       2,141    2,110
Banque Nationale de Paris
   5.33%, 11/15/96                   2,300    2,295
   5.35%, 1/21/97                    2,800    2,767
Barclays U.S. Funding, 5.35%, 11/29/96 100      100
Barnett Banks, 5.30%, 11/8/96        2,567    2,564
Beta Finance, 4(2), 5.32%, 11/8/96 -
   11/25/96                          7,000    6,978
Bex America Finance, 5.31%, 11/4/96  1,500    1,499
BMW U.S. Capital
   5.26%, 11/21/96                   5,000    4,985
   5.27%, 11/21/96 - 12/3/96         9,175    9,138
Caisse D'Amortissement
   5.27%, 12/4/96                    3,500    3,483
   5.33%, 11/20/96                   3,000    2,992

Caisse des Depots et Consignations
   4(2)
   5.25%, 11/13/96 - 11/21/96      $12,500  $12,473
   5.33%, 11/7/96                      800      799
Caterpillar Financial Services, 5.40%,
  2/10/97                           10,000    9,849
Ciesco
   5.25%, 11/25/96                  10,000    9,965
   5.30%, 11/25/96                  10,000    9,965
Countrywide Home Loans, 5.28%,
   11/19/96                         10,123   10,096
Delaware Funding, 4(2), 5.33%,
  11/15/96                           5,700    5,688
Deutsche Bank Finance, 5.25%, 11/4/964,100    4,098
Dover, 4(2), 5.26%, 11/21/96         9,200    9,173
Enel, 5.35%, 11/21/96                5,000    4,985
Finova Capital, 5.39%, 1/22/97       7,000    6,914
First Chicago Financial, 4(2), 5.27%,
  11/14/96                           5,000    4,991
France Telecom, 5.35%, 11/21/96      3,000    2,991
General Electric Capital, 5.30%,
  11/12/96                           5,300    5,291
Indosuez North America, 5.35%,
  11/20/96                           9,500    9,473
Kingdom of Sweden, 5.40%, 2/3/97     1,164    1,148
Korea Development Bank
   5.27%, 11/12/96 - 11/13/96        7,750    7,737
   5.40%, 1/17/97                    8,435    8,337
Lilly (Eli) & Company, 5.35%, 12/2/961,350    1,344
Manufacturers Investment, 5.25%,
  11/20/96                          19,000   18,947
Market Street Funding, 5.29%, 12/17/9610,000  9,932
Mobil Australia Finance, 4(2), 5.32%,
  11/27/96                          21,920   21,836
National Australia Funding
   5.42%, 1/31/97                    3,702    3,651
   5.60%, 4/17/97                    8,000    7,792
New Center Asset Trust, 5.32%, 11/13/9610,000 9,982
Nordbanken North America
   5.33%, 11/8/96                    5,000    4,995
   5.38%, 5/15/97                    5,000    4,854
   5.62%, 3/10/97                    5,000    4,899
Oesterrichische Kontrollbank, 5.25%,
   11/29/96                          5,000    4,980

Preferred Receivables Funding
   5.25%, 11/1/96                   $7,300   $7,300
   5.27%, 11/12/96                  10,000    9,984
   5.33%, 12/2/96                    5,300    5,276
Safeco Credit, 5.25%, 11/13/96      12,000   11,979
Sherwood Medical, 5.27%, 11/22/96    1,624    1,619
Tasmanian Public Finance
   5.30%, 11/15/96                   3,000    2,994
   5.36%, 12/16/96                  10,000    9,933
U.S. Bancorp, 5.50%, 11/7/96         4,500    4,496
UBS Finance (Delaware), 5.625%, 11/1/964,000  4,000
Western Australian Treasury, 5.60%, 3/11/978,2558,088
Wool International, 5.32%, 11/22/96    800      798
Yorkshire Building Society, 5.43%, 1/24/9715,47215,276
Total Commercial Paper (Cost  $382,584)     382,584

MEDIUM-TERM NOTES  16.1%
American General Finance, VR, 5.447%,
  11/18/96                           5,000    5,001
Associates Corporation of North America,
  6.875%, 1/15/97                      500      502
AVCO Financial Services, 7.50%, 11/15/962,000 2,001
Barnett Banks, 7.10%, 4/1/97         4,450    4,474
Bear Stearns, VR, 5.425%, 11/29/96   5,000    5,000
Campbell Soup, (Eurobond), 7.75%, 2/24/974,6304,665
Caterpillar Financial Services, VR, 5.70%,
  12/20/96                           1,925    1,926
Corporate Asset Funding, VR, 5.366%,
  12/2/96                           10,000   10,000
Ford Motor Credit
   7.125%, 12/1/97                   6,850    6,949
   7.875%, 1/15/97                   3,000    3,016
   8.00%, 12/1/97                    1,500    1,535
   VR, 5.833%, 11/4/96               1,000    1,002
General Electric Capital
   5.30%, 1/3/97                    10,000    9,999
   7.625%, 1/10/97                   1,100    1,105
General Motors Acceptance Corporation
   8.25%, 1/13/97                    2,000    2,011
   8.375%, 5/1/97                    4,000    4,048
Goldman Sachs Group
   VR
   5.374%, 11/19/96                 $5,000   $5,000
   5.374%, 11/20/96                  8,000    8,000
Great Western Bank, 9.50%, 7/1/97    4,950    5,058
Household Finance, VR, 5.709%, 11/12/961,125  1,127
International Lease Finance, 7.83%,
  11/14/96                           4,000    4,003
Nationsbank, VR, 5.563%, 11/18/96    1,500    1,500
PHH, VR, 5.345%, 11/8/96            10,000    9,996
SMM Trust
   VR
   5.425%, 11/29/96                  5,000    5,000
   5.706%, 12/26/96                 15,000   15,000
Wells Fargo, VR, 5.628%, 11/18/96    1,500    1,500
Total Medium-Term Notes (Cost  $119,418)    119,418

Total Investments in Securities
101.1% of Net Assets (Cost $749,909)       $749,909

Other Assets Less Liabilities                (8,348)

NET ASSETS                                 $741,561

Net Assets Consist of:

Accumulated net realized gain/loss -
   net of distributions                         $11

Paid-in-capital applicable to 741,550,395 shares of $0.0001 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized741,550

NET ASSETS                                 $741,561

NET ASSET VALUE PER SHARE                     $1.00

VR  Variable Rate
4(2)Commercial Paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors".

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit Limited-Term Bond Fund
__________________________________________________________________________
                                               October 31, 1996

Statement of Net Assets             Par/Shares   Value
__________________________________________________________________________
                                             In thousands

CORPORATE BONDS AND NOTES  41.9%

Banking  8.5%

ABN AMRO Bank (Chicago), N.V., 7.25%,
  5/31/05                             $250      $256
Chase Manhattan, Sub. Notes, 8.00%,
  4/15/02                              265       267
Credit Foncier France, 8.00%, 2/23/98  300       308
Firstar, Sub. Notes, 7.15%, 9/1/00     135       137
Hartford National, Sub. Cap. Notes, 9.85%,
  6/1/99                                50        54
MBNA, Sr. Notes, 7.49%, 9/14/99        250       257
Northern Trust, MTN, 9.15%, 3/13/98    225       234
Union Planters, Sub. Notes, 6.25%, 11/1/03225    217
Washington Mutual, Sr. Notes, 7.25%, 8/15/05225  226
Westamerica Bank of California, Sub. Cap. Notes,
    6.99%, 9/30/03                     250       245
                                               2,201

Consumer Products  0.9%

Grand Metropolitan Investment, 6.50%, 9/15/99250 251
                                                 251
Consumer Services  1.2%

ERAC USA Finance, MTN, 7.00%, 6/15/00  300       305
                                                 305
Finance and Credit  5.4%

Advanta, MTN, 7.07%, 9/2/97            100       101
Aristar, Sr. Notes, 7.875%, 2/15/99    225       232
Ciesco, MTN, 7.38%, 4/19/00            250       258
Heller Financial, Notes, 7.875%, 11/1/99220      228
HSBC Finance Nederland, Gtd. Sub. Notes,
  7.40%, 4/15/03                       270       276
Providian, MTN, 6.92%, 5/16/00         300       305
                                               1,400

Industrials  6.3%

Burlington Industries, Notes, 7.25%, 9/15/05250  246
Ford Motor Credit, MTN, 8.21%, 3/16/99 250       261
Freeport McMoRan, Sr. Notes, 7.00%, 2/15/08250   239
General Motors Acceptance Corporation, MTN,
    6.625%, 4/24/00                    300       302
Lockheed, Notes, 9.375%, 10/15/99       85        92
Lockheed Martin, Notes, 6.55%, 5/15/99 215       217
Tenneco, Notes, 8.00%, 11/15/99        270       282
                                               1,639

Insurance  0.7%

Chubb, Deb., 8.75%, 11/15/99          $187      $193
                                                 193

Investment Dealers  4.3%

Bear Stearns, Notes, 7.625%, 9/15/99   225       232
Lehman Brothers, MTN, 6.75%, 5/24/99   250       251
Merrill Lynch, Notes, 7.05%, 4/15/03   300       301
Morgan Stanley Group, Notes, 7.32%, 1/15/97100   100
Salomon, MTN, 5.90%, 2/9/98            250       250
                                               1,134

Media and Communications  1.9%

Lucent Technologies, Notes, 6.90%, 7/15/01250    255
News America Holdings, Sr. Notes, 7.50%,
  3/1/00                               225       231
                                                 486
Petroleum  0.5%

Occidental Petroleum, MTN, 5.90%, 11/9/98125     124
                                                 124

Retail  2.3%

Dayton Hudson, Notes, 9.40%, 2/15/01   275       302
Sears Roebuck & Company, MTN, 8.23%, 5/4/99275   288
                                                 590

Transportation  2.5%

Burlington Northern, Notes, 7.40%, 5/15/99150    153
Federal Express, Notes, 6.25%, 4/15/98 250       250
Union Pacific, Notes, 7.00%, 6/15/00   250       253
                                                 656

Utilities  7.4%

Commonwealth Edison, 1st Mtg. Bonds, 9.375%,
  2/15/00                              250       269
Connecticut Light & Power, 1st Ref. Mtg.,
  5.50%, 2/1/99                        250       242
Consumers Power, 1st Mtg. Bonds, 6.875%,
  5/1/98                               152       152
Long Island Lighting, Gen. Ref. Mtg., 8.75%,
  2/15/97                              200       201
Niagara Mohawk Power, 1st Mtg. Notes, 5.875%,
  11/1/96                               65        65
Orange & Rockland Utilities, Deb., 6.14%,
  3/1/00                               250       247
Pacific Gas & Electric, 1st Mtg. Bonds, 8.75%,
  1/1/01                               250       269
Progress Capital Holdings, (144a), 6.88%,
  8/1/01                               250       253
System Energy Resources, 1st Mtg. Bonds,
  7.625%, 4/1/99                       215       220
                                               1,918
Total Corporate Bonds and Notes (Cost  $10,911)10,897

WARRANTS  0.0%

President Casinos, Warrants (144a) *!   $1        $1
Total Warrants (Cost  $4)                          1

U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  31.5%

U.S. Government Agency Obligations  22.2%
Federal Home Loan Mortgage
    10.75%, 12/1/09                    150       166
  5 year balloon
    5.00%, 6/1/99                      300       295
    6.00%, 4/1/99                      402       401
  7 year balloon
    6.50%, 12/1/99                     592       594
    7.00%, 12/1/99                     500       505
  REMIC
    6.00%, 2/15/03                     400       400
    6.75%, 10/15/03                    500       504
    6.80%, 4/15/18                     300       303
    7.45%, 10/15/15                    138       140
    7.50%, 2/15/06 - 9/15/06         1,299     1,325
Federal National Mortgage Assn.
    7.00%, 4/1/09                      434       437
  REMIC
    6.50%, 5/25/04                     400       401
    7.50%, 8/25/05                     242       243
    9.50%, 9/25/18                      45        45
                                               5,759
U.S. Government Guaranteed Obligations  9.3%

Government National Mortgage Assn.
  I, 10.00%, 11/15/09 - 10/15/21       829       910
  II, 10.00%, 10/20/20                 207       225
  Midget, I
    9.00%, 4/15/01 - 12/15/01           73        77
    9.50%, 3/15/98                      11        11
    10.00%, 8/15/98 - 4/15/01          624       662
    10.50%, 2/15/98 - 2/15/01         $508      $544
                                               2,429
Total U.S. Government Mortgage-Backed
  Securities (Cost  $8,130)                    8,188

U.S. GOVERNMENT OBLIGATIONS  18.4%

U.S. Government Agency Obligations  4.8%

Federal Home Loan Banks, 7.00%, 8/12/99500       502
Federal Home Loan Mortgage, 6.725%, 8/15/00225   225
Federal National Mortgage Assn., 7.65%,
  10/6/06                              500       509
                                               1,236

U.S. Treasury Obligations  13.6%

U.S. Treasury Notes
    5.875%, 8/15/98                    375       376
    6.375%, 8/15/02                    600       607
    6.50%, 8/31/01                   1,250     1,271
    6.625%, 6/30/01                  1,250     1,276
                                               3,530
Total U.S. Government Obligations (Cost  $4,691)4,766

ASSET-BACKED SECURITIES  5.5%

Auto-Backed  0.1%

USAA Auto Loan Grantor Trust, 5.00%, 11/15/9940   40
                                                  40
Credit Card-Backed  3.9%

American Express Master Trust, 7.15%, 8/15/99250 255
Discover Card Trust, 7.85%, 11/21/00   250       257
First Deposit Master Trust, 6.05%, 8/15/02250    251
Signet Credit Card Master Trust, 5.20%,
  2/15/02                              250       246
  1,009

Home Equity Loans-Backed  1.0%

Access Financial Mortgage Loan Trust, 6.90%,
  5/18/11                              250       251
  251

Receivables-Backed  0.5%

Harley Davidson Eaglemark, (144a), 6.35%,
  10/15/02                             125       126
                                                 126

Whole Loans-Backed  0.0%

Bear Stearns, CMO, 9.00%, 6/1/17        $5        $5
                                                   5
Total Asset-Backed Securities (Cost  $1,436)   1,431

MUNICIPAL BONDS  0.6%

Taxable Municipal  0.6%

University of Miami, GO, 6.90%, 4/1/04 155       154
Total Municipal Bonds (Cost  $155)               154

COMMERCIAL PAPER  3.2%

Chubb Capital, 5.23%, 11/18/96         630       628
Investments in Commercial Paper through a
  joint account,
    5.56 - 5.63%, 11/1/96              207       207
Total Commercial Paper (Cost  $835)              835

Total Investments in Securities
101.1% of Net Assets (Cost  $26,162)         $26,272

Other Assets Less Liabilities                   (288)

NET ASSETS                               $    25,984

Net Assets Consist of:

Accumulated net investment income - net of
  distributions                                $(134)

Accumulated net realized gain/loss - net of
  distributions                               (1,526)

Net unrealized gain (loss)                       110

Paid-in-capital applicable to 5,650,610 shares of $0.0001 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized27,534

NET ASSETS                                   $25,984

NET ASSET VALUE PER SHARE                      $4.60

!    Private Placement
*    Non-income producing
     Securities contain some restrictions as to public resale.
CMO  Collateralized Mortgage Obligation
GO   General Obligation
MTN  Medium Term Note
REMICReal Estate Mortgage Investment Conduit
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at year-end amounts to 0.5% of net assets.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit GNMA Fund
October 31, 1996

T. Rowe Price Summit GNMA Fund
__________________________________________________________________________

Statement of Net Assets                Par     Value
__________________________________________________________________________
                                        In thousands

U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  101.0%

U.S. Government Guaranteed Obligations  87.4%
Government National Mortgage Assn.
  I
     6.50%, 3/15/26 - 6/15/26       $2,018    $1,931
     7.00%, 4/15/24 - 12/15/25       2,311     2,270
     7.50%, 6/15/22 - 5/15/24        2,318     2,342
     8.00%, 4/15/17 - 3/15/25        2,440     2,521
     8.50%, 6/15/16 - 12/15/24       2,575     2,702
     9.00%, 8/15/08 - 8/15/21          791       848
     9.50%, 6/15/09 - 7/15/20          742       806
     10.00%, 3/15/18                    97       107
     10.50%, 9/15/13 - 12/15/19      1,124     1,247
     11.00%, 12/15/09 - 7/15/19        211       238
     11.50%, 6/15/15 - 12/15/15         76        87

  II
     9.00%, 5/20/22 - 3/20/25          703       738
     9.50%, 2/20/17 - 12/20/20         323       346
     10.00%, 1/20/14 - 3/20/21         233       253
     11.00%, 9/20/17                    41        46
  GPM, I
     9.25%, 7/15/16 - 8/15/21          133       142
     9.50%, 7/15/09                     66        72
     10.00%, 8/15/13                     4         4
  Project Loan, I, 8.50%, 1/15/27      200       208
  REMIC, 6.50%, 10/16/24             3,000     2,696
  TBA, I
     7.00%, 12/15/99                 1,000       981
     8.00%, 12/15/99                 1,000     1,024
                                              21,609
U.S. Government Agency Obligations  12.6%

Federal Home Loan Mortgage
     5.00%, 7/15/05                     50        49
     5.85%, 11/15/17                   331       329
     7.50%, 12/15/19                   500       511

Federal National Mortgage Assn.
     5.00%, 8/25/22                    $16       $15
     6.50%, 1/1/26                     500       478
  CMO, 12.431%, 6/25/99                749       807
  REMIC
     5.00%, 11/25/20                 1,000       891
     8.00%, 1/25/21                     26        26
                                               3,106

Stripped Mortgage Securities  1.0%

Federal National Mortgage Assn.

  CMO, Interest Only, 8.50%, 4/1/22**  742       218
  REMIC, Principal Only, Zero Coupon, 9/25/9822   20
                                                 238
Total U.S. Government Mortgage-Backed
  Securities (Cost  $24,751)                  24,953

U.S. GOVERNMENT OBLIGATIONS  4.9%


U.S. Treasury Obligations  4.9%
U.S. Treasury Bonds, 6.75%, 8/15/26  1,200     1,214
Total U.S. Government Obligations
  (Cost  $1,203)                               1,214

ASSET-BACKED SECURITIES  0.3%

Home Equity Loans-Backed  0.3%

Prudential Home Mortgage Securities, 6.00%,
  10/25/07                              69        68
Total Asset-Backed Securities (Cost  $68)         68

COMMERCIAL PAPER  3.2%

Investments in Commercial Paper through a
  joint account,
     5.56 - 5.63%, 11/1/96             804       804
Total Commercial Paper (Cost  $804)              804

Total Investments in Securities

109.4% of Net Assets (Cost  $26,826)         $27,039

Other Assets Less Liabilities                (2,321)

NET ASSETS                                   $24,718

Net Assets Consist of:

Accumulated net investment income - net of
  distributions                                $(143)

Accumulated net realized gain/loss -
  net of distributions                          (330)

Net unrealized gain (loss)                       213

Paid-in-capital applicable to 2,562,314 shares of $0.0001 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized24,978

NET ASSETS                                   $24,718

NET ASSET VALUE PER SHARE                      $9.65

** For Interest Only securities, amount represents notional principal, on which the fund receives interest
CMO  Collateralized Mortgage Obligation
GPM  Graduated Payment Mortgage
REMICReal Estate Mortgage Investment Conduit
TBA To be announced security was purchased on a forward commitment basis; the aggregate liability for securities purchased under such agreements totaled $1,992,000 at 10/31/96.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit Income Funds
__________________________________________________________________________

Statement of Operations
__________________________________________________________________________
                     Cash ReservesLimited-Term    GNMA
                              Fund   Bond Fund    Fund
In thousands
                              Year        Year    Year
                             Ended       Ended   Ended
                          10/31/96    10/31/9610/31/96
Investment Income

Interest income            $32,863      $1,829  $1,749

Investment management and
administrative expenses      2,670         144     138

Net investment income       30,193       1,685   1,611

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities6   (235)   (274)

Change in net unrealized gain or loss
on securities                   61         (88)    (68)

Net realized and unrealized gain (loss)67 (323)   (342)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS     $30,260      $1,362  $1,269

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit Income Funds
__________________________________________________________________________

Statement of Changes in Net Assets
__________________________________________________________________________
In thousands
                 Cash ReservesLimited-Term    GNMA
                          Fund   Bond Fund    Fund

              Year           Year           Year
             Ended          Ended          Ended
           10/31/9610/31/9510/31/9610/31/9510/31/9610/31/95

Increase (Decrease) in Net Assets

Operations
  Net investment
    income   $30,193$17,027 $1,685 $1,539 $1,611  $1,384
  Net realized
    gain (loss)    6      4   (235)  (439)  (274)   (288)
  Change in net
   unrealized
   gain or loss   61     22    (88)   503    (68)  1,547
  Increase
  (decrease)
  in net assets
  from
  operations  30,260 17,053  1,362  1,603  1,269   2,643

Distributions to
  shareholders
  Net investment
  income    (30,193)(17,027)(1,601)(1,478)(1,495) (1,309)
  Tax return of
   capital         -      -    (84)   (62)  (116)    (75)
  Decrease in net
  assets from
  distributions(30,193)(17,027)(1,685)(1,540)(1,611)(1,384)

Capital share transactions*
  Shares sold1,150,499720,69714,00417,791 11,792  11,514
  Distributions
  reinvested  28,318 15,823  1,266  1,190  1,130   1,002
  Shares
  redeemed  (870,787)(489,605)(15,967)(13,156)(10,639)(8,182)
  Increase (decrease) in
  net assets from
  capital share
  transactions308,030246,915  (697) 5,825  2,283   4,334

Net Assets

Increase (decrease)
during period308,097246,941 (1,020) 5,888  1,941   5,593
Beginning of
period       433,464186,523 27,004 21,116 22,777  17,184

End of period$741,561$433,464$25,984$27,004$24,718$22,777

*Share information
  Shares sold1,150,499720,6973,032  3,847  1,218   1,206
  Distributions
  reinvested  28,318 15,823    275    257    117     105
  Shares
  redeemed  (870,787)(489,605)(3,458)(2,858)(1,094) (868)
  Increase (decrease)
  in shares
  outstanding308,030246,915   (151) 1,246    241     443

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Summit Income Funds
__________________________________________________________________________
                                               October 31, 1996

Notes to Financial Statements
__________________________________________________________________________

Note 1 - Significant Accounting Policies

T. Rowe Price Summit Income Fund, Inc., (the corporation) is registered under the Investment Company Act of 1940. The Summit Cash Reserves Fund (the Cash Reserves Fund), the Summit Limited-Term Bond Fund (the Limited-Term Bond Fund), and the Summit GNMA Fund (the GNMA Fund), diversified, open-end management investment companies, are the three portfolios established by the corporation and commenced operations on October 29, 1993.

Valuation Debt securities are generally traded in the over-the-counter market. Except for securities held by the Cash Reserves Fund, investments in securities originally issued with maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the bond funds with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields. Securities held by the Cash Reserves Fund are valued at amortized cost.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of each fund, as authorized by the Board of Directors.

Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities, are amortized for both financial reporting and tax purposes. Premiums and discounts on mortgage-backed securities are recognized upon principal repayment as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Commercial Paper Joint Account The Limited-Term Bond Fund, the GNMA Fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy each fund's criteria as to quality, yield, and liquidity.

Other Purchases and sales of U.S. government securities and other portfolio securities, excluding short-term securities, for the year ended October 31, 1996, were as follows:

                             Limited-Term   GNMA
                                Bond Fund   Fund
U.S. government securities

   Purchases                                       $14,592,000
$35,049,000
   Sales                       14,044,00033,547,000

Other securities

   Purchases                   17,103,000         -

   Sales                       14,634,000    23,000

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The Limited-Term Bond Fund has unused realized capital loss carryforwards for federal income tax purposes of $1,527,000, of which $1,016,000 expires in 2002, $354,000 in 2003, and $157,000 in
2004. The GNMA Fund has unused realized capital loss carryforwards for federal income tax purposes of $330,000, of which $187,000 expires in 2003, and $143,000 in 2004. Each fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

In order for each fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 1996. The results of operations and net assets were not affected by the reclassifications.

                             Limited-Term      GNMA
                                Bond Fund      Fund

Undistributed net investment income$(79,000)$(131,000)

Undistributed net realized gain    79,000   131,000

At October 31, 1996, the aggregate costs of investments for the Cash Reserves, Limited-Term Bond, and GNMA Funds for federal income tax and financial reporting purposes were $749,909,000, $26,162,000, and $26,826,000, respectively. For the Cash Reserves Fund, amortized cost is equivalent to value; and for the Limited-Term Bond and GNMA Funds, net unrealized gain (loss) on investments was as follows:
__________________________________________________________________________

                             Limited-Term      GNMA
                                Bond Fund      Fund

Appreciated investments          $216,000  $459,000

Depreciated investments          (106,000) (246,000)

Net unrealized gain (loss)       $110,000  $213,000

Note 4 - Related Party Transactions

The investment management and administrative agreement between each fund and T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, of which $184,000 was payable at October 31, 1996 by the Cash Reserves Fund. The fee, computed daily and paid monthly, is equal to 0.45% of average daily net assets for the Cash Reserves Fund, 0.55% of average daily net assets for the Limited-Term Bond Fund, and 0.60% of average daily net assets for the GNMA Fund. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to each fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by each fund.

T. Rowe Price Summit Income Funds
__________________________________________________________________________

Report of Independent Accountants
__________________________________________________________________________

To the Board of Directors of T. Rowe Price Summit Funds, Inc. and
Shareholders of T. Rowe Price Summit Cash Reserves Fund, T. Rowe Price Summit Limited-Term Bond Fund and T. Rowe Price Summit GNMA Fund

We have audited the accompanying statements of net assets of T. Rowe Price Summit Funds, Inc. (which includes T. Rowe Price Summit Cash Reserves Fund,
T. Rowe Price Summit Limited-Term Bond Fund and T. Rowe Price Summit GNMA
Fund) as of October 31, 1996, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and financial highlights for each of the two years then ended and the period from October 29, 1993 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights, referred to above, present fairly, in all material respects, the financial position of T. Rowe Price Summit Funds, Inc. as of October 31, 1996, the results of their operations, the changes in their net assets and financial highlights for the periods stated in the first paragraph in conformity with generally accepted accounting principles.

                                       COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
November 22, 1996

T. Rowe Price
__________________________________________________________________________

Investment Services And Information

Knowledgeable Service Representatives

By Phone Shareholder service representatives are available from 8 a.m. to 10 p.m ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

In Person Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. While there, you can drop off applications or obtain prospectuses and other literature.

Automated 24-Hour Services

Tele*Access(registered trademark) Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields.
Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

T. Rowe Price OnLine Through a personal computer via dial-up modem, you can replicate all the services available on Tele*Access plus conduct transactions in your Discount Brokerage and Variable Annuity Accounts.

Account Services

Checking Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

Automatic Investing Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder.
Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A low, $50 minimum makes it easy to get started.

T. Rowe Price
__________________________________________________________________________

Automatic Withdrawal If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

Dividend and Capital Gains Payment Options Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

DISCOUNT BROKERAGE*

Investments Available You can trade stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

To Open an Account Call a shareholder service representative for more information.

Investment Information

Combined Statement A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type-stock, bond, and money market. Detail pages itemize account transactions by fund.

Shareholder Reports Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

The T. Rowe Price Report This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

Performance Update This quarterly report reviews recent market developments and provides comprehensive performance information for every
T. Rowe Price fund.

Insights   This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

Detailed Investment Guides Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Retirees Financial Guide, and Retirement Planning Kit (also available on disk for PC use) can help you determine and reach your investment goals.

Mutual Funds

Stock Funds           Bond Funds

Domestic           Domestic Taxable        International/Global

Balanced            Corporate Income      Global Government Bond
Blue Chip Growth    GNMA                  Emerging Markets Bond
Capital AppreciationHigh Yield            International Bond
Capital Opportunity New Income
Dividend Growth     Short-Term Bond       Money Market
Equity Income       Short-Term U.S. Government
Equity Index        Spectrum Income       Taxable
Financial Services  Summit GNMA           Prime Reserve
Growth & Income     Summit Limited-Term BondSummit Cash Reserves
Growth Stock        U.S. Treasury IntermediateU.S. Treasury Money
Health Sciences     U.S. Treasury Long-Term
Mid-Cap Growth                            Tax-Free
Mid-Cap Value       Domestic Tax-free     California Tax-Free
New America Growth  California Tax-Free   Money
New Era             Florida Insured       New York Tax-Free Money
New Horizons        Intermediate Tax-Free Summit Municipal  Bond
OTC                 Georgia Tax-Free Bond Money Market
Science & TechnologyMaryland Short-Term   Tax-Exempt Money
Small-Cap Value     Tax-Free Bond         Intermediate Tax-Free
Spectrum Growth     Maryland Tax-Free BondBlended Asset
Value               New Jersey Tax-Free BondPersonal Strategy Income
                    New York Tax-Free BondPersonal Strategy
Balanced
International/GlobalSummit Municipal IncomePersonal Strategy Growth
                    Tax-Free High Yield
Emerging Markets    Tax-Free Income       T. Rowe Price No-Load
European Stock      Tax-Free Insured      Variable Annuity
Global Stock        Summit Municipal
International Discovery Intermediate      Equity Income Portfolio
International Stock Tax-Free Short-Intermediate International Stock
Japan               Virginia Short-Term   Limited-Term Bond
Portfolio
Latin America       Tax-Free Bond         New America Growth
New Asia            Virginia Tax-Free BondPortfolio
                                          Personal Strategy
Balanced



                                          Portfolio

*A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.

For yield, price, last transaction,       Investor Centers:
current balance or to conduct             101 East Lombard St.
transactions, 24 hours, 7 days            Baltimore, MD 21202
a week, call Tele*Access(registered trademark):T. Rowe Price
1-800-638-2587 toll free                  Financial Center10090
Red Run Blvd.
For assistance                            Owings Mills, MD 21117
with your existing
fund account, call:                       Farragut Square
Shareholder Service Center                900 17th Street, N.W.
1-800-225-5132 toll free                  Washington, D.C. 20006
625-6500 Baltimore area

To open a Discount Brokerage              ARCO Tower
account or obtain information,            31st Floor
call:   1-800-638-5660 toll free          515 South Flower St.
                                          Los Angeles, CA 90071
Internet address:
http://www.troweprice.com                 4200 West Cypress St.
T. Rowe Price Associates                  10th Floor
100 East Pratt Street                     Tampa, FL 33607
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Summit Income Funds.























T. Rowe Price Investment Services, Inc., DistributorRPRTSINC  10/31/96


Chart 1 - A 3-line chart showing interest rate levels on current coupon GNMA, 5-year treasury, and 90-day treasury bill from 10/31/95 through 10/31/96

Chart 2 - A pie chart showing quality diversification of Limited-Term Bond fund on 10/31/96.

Chart 3, 4, 5 -SEC chart: a line chart showing the cumulative growth of $10,000 invested in the Summit Cash Reserves Fund, Summit GNMA Fund, and Summit Limited-Term Bond Fund over the past 10 years (or "from inception" for funds lacking 10-year histories) compared with $10,000 invested in a broad-based index or average over the same period.